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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 18, 1999
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                            NUTRAMAX PRODUCTS, INC.
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              (Exact name of registrant as specified in charter)


     Delaware                           0-18671                   061200464
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(State or other jurisdiction      (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)


              51 Blackburn Drive, Gloucester, Massachusetts 01930
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              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 282-1800
                                                           --------------
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Item 4.  Changes in Registrant's Certifying Accountant
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     On May 18, 1999, the Company engaged Arthur Andersen LLP as the independent accountants to examine and report upon the Company's financial statements for the current fiscal year ending October 2, 1999. In connection therewith, the Company terminated the engagement of Deloitte & Touche LLP as independent accountants for the Company.

     The decision to engage Arthur Andersen LLP followed a determination by management and the Audit Committee, approved by the Board of Directors, that it was in the interest of the Company to review the relationship between the Company and its independent accounting firm with respect to services provided and fees charged. On January 12, 1999, the Board of Directors charged management with the responsibility of soliciting proposals from, and interviewing, various accounting firms for possible engagement for the current fiscal year. Prior to making the determination to engage Arthur Andersen LLP and to terminate the engagement of Deloitte & Touche LLP, the Company received proposals from, and interviewed, Arthur Andersen LLP and three other major accounting firms concerning audit and certain tax services to be provided. On May 6, 1999, the Board of Directors, upon the recommendation of management and the Audit Committee, approved the engagement of Arthur Andersen LLP as the Company's independent accountants, subject to the completion by management of certain reference checks and related matters. On May 18, 1999, the Company communicated to Arthur Andersen LLP and Deloitte & Touche LLP its decision to engage Arthur Andersen LLP and to terminate the engagement of Deloitte & Touche LLP effective as of such date.

     For the fiscal year ended October 3, 1998 and several years prior thereto, Deloitte & Touche LLP had examined and reported upon the Company's financial statements and had served as the Company's independent accountants.

     In connection with the audits of the two fiscal years ended September 27, 1997 ("fiscal 1997") and October 3, 1998 ("fiscal 1998"), and during the subsequent interim period through May 18, 1999, the Company discussed with Deloitte & Touche LLP the issues set forth below with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company believes that such issues, if not resolved to the satisfaction of Deloitte & Touche LLP, may have caused Deloitte & Touche LLP to make reference to the subject matter of such issues in connection with an audit report.

i. With respect to the audit of the Company's financial statements for fiscal 1998, the Company and Deloitte & Touche LLP discussed the proper accounting treatment for certain inventory and accounts receivable adjustments recorded in fiscal 1998. In connection with these discussions, the Company had taken the position that such amounts were allocable to goodwill as beginning balance sheet adjustments in connection with the acquisition of the assets of American White Cross, Inc. and Weaver Manufacturing Corporation on September 11, 1997 (the "AWC Acquisition"). However, Deloitte & Touche LLP believed that the Company had not obtained sufficient documentation to demonstrate that such adjustments were the result of circumstances existing as of the closing of the AWC Acquisition.
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     Accordingly, to the satisfaction of Deloitte & Touche LLP, the Company ultimately recorded the amounts in question as current year changes in estimates and expensed such amounts in fiscal 1998.

ii. In connection with the preparation of the Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 1999, the Company and Deloitte & Touche LLP discussed the accounting treatment of the results from operations of the Company's wholly-owned subsidiary, Optopics Laboratories Corporation (the "Ophthalmics Division"), upon the Company's decision to divest the Ophthalmics Division on February 23, 1999. The Company believes that from such date forward the operations of the Ophthalmics Division can be appropriately accounted for as discontinued operations under applicable accounting guidance and Securities and Exchange Commission ("SEC") rules and regulations. On April 22, 1999, the Company presented to Deloitte & Touche LLP its position regarding its proposed accounting treatment for the Ophthalmics Division. On April 27, 1999, Deloitte & Touche LLP informed the Company that, although it had not completed a full review of the matter, it concurred with the Company's position, and subsequently on April 27, 1999, the Company released its earnings which reflected the Ophthalmics Division as a discontinued operation. On May 15, 1999, Deloitte & Touche LLP informed the Company that it had completed its final assessment and that it did not concur with the Company's position concerning the accounting treatment of the Ophthalmics Division.

     Management has discussed the subject matter of the foregoing issues with certain members of the Board of Directors, including members of the Audit Committee.

     The Company has authorized Deloitte & Touche LLP to respond fully to the inquiries of Arthur Andersen LLP concerning the subject matter of each of the above issues.

     On May 18, 1999, the Company consulted Arthur Andersen LLP on its views as to the appropriate accounting treatment of the Ophthalmics Division. Based upon its initial assessment, Arthur Andersen LLP indicated orally that it believes that the Company has taken an acceptable position with respect to such accounting treatment under applicable accounting guidance and SEC rules and regulations.

     The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company for fiscal 1997 and fiscal 1998 do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.



Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.
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     Exhibit No                     Description
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       16.1                         Letter from Deloitte & Touche LLP*

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*To be filed by amendment.
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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NUTRAMAX PRODUCTS, INC.


Date: May 25, 1999               By:/s/ Robert F. Burns
                                    -------------------------------------
                                    Robert F. Burns
                                    Chief Financial Officer